~~____________________________________________________________________~~

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On May 9, 2005, Cathay General Bancorp (the "Bancorp") announced that its Executive Compensation Committee of the Board of Directors approved the following 2005 base salaries for the executive officers named below and in its proxy statement for the 2005 annual meeting of stockholders. The following base salaries are retroactive to April 1, 2005.

Officer	Title	2005 Base Salary

Dunson K. Cheng	Chairman of the Board, President, and Chief Executive Officer of Bancorp and Cathay Bank	$856,000

Peter Wu	Executive Vice Chairman and Chief Operating Officer of Bancorp and Cathay Bank	$389,000

Anthony M. Tang	Executive Vice President of Bancorp and Senior Executive Vice President and Chief Lending Officer of Cathay Bank	$275,000

Heng W. Chen	Executive Vice President and Chief Financial Officer of Bancorp and Cathay Bank	$273,000

Irwin Wong	Executive Vice President for Branch Administration of Cathay Bank	$215,000

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2005
                                                                                  CATHAY GENERAL BANCORP

                                                                                  By: /s/ HENG W. CHEN
                                                                                        Heng W. Chen
                                                                                        Executive Vice President and

                                                                                        Chief Financial Officer